UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2010

COMBINATORX, INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51171	04-3514457
(Commission File No.)	(IRS Employer Identification No.)

245 First Street

Third Floor
Cambridge, MA 02142
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (617) 301-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 11, 2010, Neuromed Pharmaceuticals Ltd. ("Neuromed"), a wholly owned subsidiary of CombinatoRx, Incorporated ("CombinatoRx"), entered into an agreement with Mallinckrodt Inc. ("Mallinckrodt") and a third party pursuant to which Neuromed transferred the pending new drug application for the product candidate Exalgo™ (the "Exalgo NDA") to its prior holder, who is also the manufacturer of Exalgo. This transfer of the Exalgo NDA by Neuromed is being undertaken to facilitate the potential approval of the Exalgo NDA by the United States Food and Drug Administration (the "FDA") and does not change the rights of CombinatoRx, Neuromed or Mallinckrodt under their existing agreements relating to Exalgo.

Notwithstanding the above-described transfer of the Exalgo NDA, there can be no assurance that the FDA will approve Exalgo by the current Prescription Drug User Fee Act date of February 22, 2010, or thereafter. Any FDA approval of Exalgo could be significantly delayed due to many factors. This Current Report on Form 8-K includes statements with respect to CombinatoRx, Neuromed, Mallinckrodt, and the FDA which constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to future plans, objectives, expectations and intentions and may be identified by words like "believe," "expect," "may," "will," "should," "seek," or "could" and similar expressions. Forward-looking statements in this Current Report on Form 8-K include, without limitation, statements regarding the FDA's pending review of the Exalgo NDA, statements regarding the strategies for continued pursuit of FDA approval of Exalgo and other statements of expectation or belief. Forward-looking statements are subject to many risks and uncertainties that could cause actual results to differ materially from any future results expressed or implied by the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. CombinatoRx specifically disclaims any obligation to update these forward-looking statements in the future, other than as required by law. You are encouraged to read closely and entirely the "Risk Factors" section beginning on page 31 of CombinatoRx's Form S-4 Registration Statement filed in connection with its merger with Neuromed (File No. 333-161146), including those risk factors beginning on page 37 thereof under the caption "Risks Related to Discovery, Development and Commercialization of Drug Products."

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBINATORX, INCORPORATED
	By:	/s/ Jason F. Cole
Name: Jason F. Cole
Title: Senior Vice President and
General Counsel
Dated: February 12, 2010